                         KEMPER INTERNATIONAL BOND FUND
                            SUPPLEMENT TO PROSPECTUS
                               DATED MAY 1, 1996
                           -------------------------

INVESTMENT MANAGER

     Zurich Investment Management Limited ("ZIML"), 1 Fleet Place, London, U.K. EC4M 7RQ, an affiliate of Zurich Kemper Investments, Inc. ("ZKI"), the Fund's investment manager, is a sub-adviser for the Fund. ZIML has served as sub-adviser for mutual funds since December, 1996 and investment adviser for certain institutional accounts since August, 1988. Under the terms of the Sub-Advisory Agreement between ZIML and ZKI, ZIML renders investment advisory and management services with regard to such portion of the Fund's portfolio as may be allocated to ZIML by ZKI from time to time for management, including services related to foreign securities, foreign currency transactions and related investments. ZKI pays ZIML for its services a sub-advisory fee, payable monthly at the annual rate of .30% of the portion of the average daily net assets of the Fund allocated by ZKI to ZIML for management. ZIML is an indirect subsidiary of Zurich Insurance Company.
December 27, 1996
KIBF-1A                                          (LOGO)printed on recycled paper